                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                         To Accompany Certificates of
                            Class A Common Stock of

                             INTIMATE BRANDS, INC.

          Tendered pursuant to the Prospectus dated February 5, 2002

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
               ON MARCH 11, 2002, UNLESS THE OFFER IS EXTENDED.

               To: EquiServe Trust Company, N.A., Exchange Agent

        If by mail:               If by hand:        If by overnight delivery:
 EquiServe Trust Company,  EquiServe Trust Company,  EquiServe Trust Company,
     N.A. P.O. Box 43034             N.A.                      N.A.
 Providence, RI 02940-3034 c/o Securities Transfer &    40 Campanelli Drive
                           Reporting Services, Inc.     Braintree, MA 02184
                                  100 William         Attn: Corporate Actions
                               Street--Galleria
                           New York, New York 10038

BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, YOU WILL HAVE TENDERED SHARES OF INTIMATE BRANDS CLASS A COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED ON PAGE 12.

                               -----------------

Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address or toll-free number indicated on the back cover.

Box #1

-------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF CERTIFICATE(S)
-------------------------------------------------------------------------------------------------------
                                                                            Number of
Name(s) and Address(es) of Registered Holder(s)                              Shares        Number of
 (Please fill in, if blank, exactly as name(s)             Certificate   Represented By      Shares
      appear(s) on stock certificate(s))                   Number(s)(*) Certificate(s)(*) Tendered(**)
------------------------------------------------------------------------------------------------------

                                                           -------------------------------------------

                                                           -------------------------------------------

                                                           -------------------------------------------
                                                              TOTAL
-------------------------------------------------------------------------------------------------------
* Need not be completed by Book-Entry Holders (see below).
** Unless otherwise indicated in this column, you will be deemed to have tendered all of the shares of
   Intimate Brands Class A Common Stock represented by the certificate(s) indicated in the first column. See Instruction 2 below.
-------------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

   Reference is made to the Prospectus dated February 5, 2002 (the "Prospectus") of The Limited, Inc. ("The Limited"), which together with any amendments and supplements thereto and this Letter of Transmittal, constitutes the offer (the "Offer") of Intimate Brands Holding Co., Inc., a wholly-owned subsidiary of The Limited ("IBI Holdings"), to exchange 1.046 shares of the common stock, par value $.50 per share of The Limited ("Limited Common Stock"), for each share of Class A common stock, par value $.01 per share, of Intimate Brands, Inc. ("IBI Common Stock") that is validly tendered on or prior to the Expiration Date and not properly withdrawn, upon the terms and subject to the conditions set forth herein and in the Prospectus. See "Summary" and "The Offer" in the Prospectus. Capitalized terms used herein have the same meanings as in the Prospectus.

   The Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on March 11, 2002 (the "Expiration Date"), unless extended in accordance with applicable law and the terms of the Offer, in which event the term "Expiration Date" shall mean the latest time and date at which the Offer, as extended, shall expire.

   Upon the terms and subject to the conditions of the Offer, I hereby tender to you the shares of IBI Common Stock represented by the certificate(s) described in Box #1 above. Subject to, and effective upon, the acceptance for exchange of such tendered shares of IBI Common Stock, I hereby sell, assign and transfer to you, or upon your order, all right, title and interest in and to such shares. I hereby irrevocably constitute and appoint the Exchange Agent as my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as your agent) with respect to such tendered shares of IBI Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (i) to deliver stock certificates representing such tendered shares of IBI Common Stock or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity, to you or upon your order, upon receipt by the Exchange Agent, as my agent, of shares of Limited Common Stock, to which I am entitled upon the acceptance for exchange by you of such tendered shares of IBI Common Stock; (ii) to present certificate(s) representing such tendered shares of IBI Common Stock for transfer on your books; and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer. If my tendered shares of IBI Common Stock are accepted for exchange, I will be entitled to receive certificates representing shares of Limited Common Stock ("Limited Certificates").

   I hereby represent and warrant to you that I have full power and authority to tender, sell, assign and transfer the shares of IBI Common Stock that I have tendered and that when such shares are accepted by you for exchange pursuant to the Offer, you will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of IBI Common Stock will be subject to any adverse claim when you accept such shares for exchange. I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or you to be necessary or desirable to complete the sale, assignment and transfer of the shares of IBI Common Stock that I have tendered. All authority conferred or agreed to be conferred in this Letter of Transmittal and all of my obligations hereunder shall be binding upon my successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive, my death or incapacity. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and the Instructions contained in this Letter of Transmittal.

   I understand that, upon acceptance by you of the shares of IBI Common Stock that I have tendered, I will be deemed to have accepted the shares of Limited Common Stock exchanged therefor and will be deemed to have relinquished all rights with respect to the accepted shares of IBI Common Stock.

   I recognize that, under certain circumstances and subject to certain conditions to the Offer set forth in the Prospectus, you may not be required to accept for exchange any of the shares of IBI Common Stock that I have tendered (including any shares of IBI Common Stock tendered after the Expiration Date). Shares of IBI Common

Stock delivered to the Exchange Agent and not accepted for exchange will be returned to me as promptly as practicable following expiration or termination of the Offer at the address set forth on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1) unless otherwise indicated under "Special Delivery Instructions" (Box #4) below.

   Unless otherwise indicated under "Special Issuance Instructions" (Box #3) below, please issue (i) the Limited Certificates to which I am entitled, (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average gross selling price per share, net of commissions, of Limited Common Stock obtained by the Exchange Agent upon the sale of all fractional shares on behalf of those tendering stockholders of The Limited otherwise entitled to receive fractional shares (a "Fractional Share Check"), and (iii) if applicable, the certificate(s) representing any shares of IBI Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1). Unless otherwise indicated in the box entitled "Special Delivery Instructions" (Box #4) below, please send (i) the Limited Certificates to which I am entitled, (ii) if applicable, a Fractional Share Check, in each case issued in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1), and (iii) if applicable, the certificate representing any shares of IBI Common Stock not tendered by me or any shares tendered herewith and not accepted for exchange by you (and accompanying documents, as appropriate), in each case to the address of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1). Any shares of IBI Common Stock delivered by book-entry transfer that are not tendered or any shares tendered herewith delivered by book-entry transfer that are not accepted for exchange will be credited to the account at the DTC. I recognize that you have no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of IBI Common Stock from the name of the registered holder(s) hereof if you do not accept for exchange such shares. If Boxes #3 and #4 entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue (i) the Limited Certificate to which I am entitled, (ii) if applicable, a Fractional Share Check, and (iii) if applicable, the certificate representing any shares of IBI Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of, and mail such certificate and check (and accompanying documents, as appropriate) to, the person(s) so indicated.

   I understand that the delivery and surrender of the shares of IBI Common Stock that I have tendered is not effective, and the risk of loss of the shares of IBI Common Stock (including shares of IBI Common Stock tendered herewith) does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, or an Agent's Message (as defined in the Prospectus under "The Offer--Procedure for Tendering") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to you and any other required documents. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of IBI Common Stock will be determined by you in your sole discretion and such determination shall be final and binding upon all tendering stockholders.

   I understand that a tender of shares of IBI Common Stock made pursuant to any method of delivery set forth in the Prospectus and your acceptance for exchange of such shares pursuant to the procedures described in the Prospectus under "The Offer--Procedure for Tendering" and in the Instructions hereto will constitute a binding agreement between us upon the terms and subject to the conditions of the Offer.

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

   This Letter of Transmittal is to be used by tendering stockholders if either
(i) the certificate(s) representing shares of IBI Common Stock are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at the DTC or (ii) guaranteed delivery procedures are being used, according to the procedures set forth in the Prospectus under "The Offer--Guaranteed Delivery". Delivery of documents to the DTC in accordance with its procedures does not constitute delivery to the Exchange Agent as required by the Prospectus.

   Participants in the Savings and Retirement Plan or Intimate Brands' Stock Purchase Plan may not use this Letter of Transmittal to tender shares of IBI Common Stock held in either plan. Instead, participants in these plans must use the separate election forms which will be sent separately.

Box #2

        THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.

[_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF IBI COMMON
    STOCK ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF IBI COMMON
    STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING
    (See Instruction 1):

    Name(s) of Registered Holder(s): ___________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket No. (if any): ________________________________________________

    Name of Institution that Guaranteed Delivery: ______________________________

    If delivered by Book-Entry Transfer,
    Account Number at DTC: _____________________________________________________

    Transaction Code Number: ___________________________________________________

           THE FOLLOWING MUST BE COMPLETED BY TENDERING STOCKHOLDERS
              WHO HAVE SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS

Box #3                                               Box #4

---------------------------------------------------  ----------------------------------------------------
          SPECIAL ISSUANCE INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS

            (See Instructions 3 and 4)                            (See Instructions 3 and 4)

To be completed ONLY if Limited Certificate(s) and   To be completed ONLY if shares of IBI Common
any Fractional Share Check issued in connection      Stock not tendered or any shares of IBI Common
therewith are to be issued in the name of someone    Stock not accepted for exchange, Limited
other than the undersigned.                          Certificate(s) and any Fractional Share Check issued
                                                     in connection therewith are to be sent to someone
Name(s): _________________________________________   other than the undersigned, or to the undersigned at
                  (Please Print)                     an address other than that shown in the box entitled
                                                     "Description of Certificate(s)" on the cover page of
__________________________________________________   this Letter of Transmittal.
                  (Please Print)
                                                     Name(s): ___________________________________________
Address: _________________________________________                      (Please Print)

__________________________________________________   ____________________________________________________
                                                                        (Please Print)
__________________________________________________
                                          Zip code   Address: ___________________________________________

__________________________________________________   ____________________________________________________
Employer Identification or Social Security Number
                                                     ____________________________________________________
                                                                                                 Zip code
---------------------------------------------------  ----------------------------------------------------

Box #5

        THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.

-------------------------------------------------------------------------------------------------------------------

                                            IMPORTANT--PLEASE SIGN HERE
                                 (Please Complete Substitute Form W-9 on Page 13)
                                            (See Instructions 1 and 3)

X _________________________________________________________________________________________________________________

X _________________________________________________________________________________________________________________
                                             Signature(s) of Owner(s)

In the case of tendering stockholders, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the IBI Common Stock certificate(s) or on a security position listing or by person(s)
authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): __________________________________________________________________________________________________________

___________________________________________________________________________________________________________________
                                                  (Please Print)

Capacity: _________________________________________________________________________________________________________

Address: __________________________________________________________________________________________________________

___________________________________________________________________________________________________________________
                                                (Include Zip Code)

Daytime Area Code and Telephone No.: ______________________________________________________________________________

Date:                                , 2002
---------------------------

-
-------------------------------------------------------------------------------------------------------------------

Box #6

 THE FOLLOWING MUST BE COMPLETED BY TENDERING STOCKHOLDERS WHO ARE REQUIRED TO
            PROVIDE SIGNATURE GUARANTEES. See Instructions 1 and 3.

              ----------------------------------------------------

                              SIGNATURE GUARANTEE

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

              Signature(s) Guaranteed by an Eligible Institution:
                                            (Authorized Signature)

              Name: ______________________________________________
                                 (Please Print)

              Title: _____________________________________________

              Name of Firm: ______________________________________

              Address: ___________________________________________
                               (Include Zip Code)

              Area Code and Telephone No.: _______________________

              Date:                        , 2002
                    ----------------------


              ----------------------------------------------------

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

1.  Delivery of this Letter of Transmittal and IBI Common Stock Certificate(s)

   This Letter of Transmittal is to be completed by stockholders if either (i) the certificate(s) representing shares of IBI Common Stock tendered herewith are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Offer--Procedure for Tendering" or (ii) the shares of IBI Common Stock will be tendered pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Offer--Guaranteed Delivery". The certificate(s) representing shares of IBI Common Stock tendered herewith, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer into the Exchange Agent's account at the DTC of shares of IBI Common Stock tendered electronically, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES OF IBI COMMON STOCK TENDERED HEREWITH AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF IBI COMMON STOCK TENDERED HEREWITH ARE SENT BY MAIL IT IS RECOMMENDED THAT TENDERING STOCKHOLDERS USE REGISTERED MAIL, RETURN RECEIPT REQUESTED AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT.

   DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   No alternative, conditional or contingent tenders will be accepted for exchange in the Offer. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their shares of IBI Common Stock for exchange.

   Holders whose stock certificate(s) representing shares of IBI Common Stock are not immediately available or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver their certificate(s) and all other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of IBI Common Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Offer--Guaranteed Delivery". Pursuant to such procedure: (i) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by The Limited setting forth the name and address of the holder and the number of shares of IBI Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three NYSE trading days after the date of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of IBI Common Stock accompanied by all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) representing the shares of IBI Common Stock tendered herewith (or a confirmation of a book-entry transfer of such shares of IBI Common Stock into the Exchange Agent's account at the DTC as described above), together with a properly completed and duly executed Letter of Transmittal and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required hereby, must be received by the Exchange Agent within three NYSE trading days after the date of the Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Offer--Guaranteed Delivery".

2. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer); Withdrawals

   If less than all the shares of IBI Common Stock evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the part of Box #1 entitled "Number of Shares Tendered". A reissued certificate representing the number of shares of IBI Common Stock not tendered will be issued in the name of, and sent to, such registered holder, unless otherwise indicated under "Special Delivery Instructions" (Box #4) above, as soon as practicable after the Expiration Date. THE ENTIRE NUMBER OF SHARES OF IBI COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

   Any tendering holder of shares of IBI Common Stock may withdraw the tender at any time prior to the Expiration Date and, unless the shares have been previously accepted for exchange pursuant to the Offer, may also be withdrawn at any time after April 5, 2002.

   To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above and must comply with the requirements set forth in the Prospectus under "The Offer--Withdrawal Rights". Withdrawals may not be rescinded, and shares of IBI Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn shares of IBI Common Stock may be retendered by again following one of the procedures described in the Prospectus under the caption "The Offer--Procedure for Tendering" at any time prior to the Expiration Date.

3. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures

   If this Letter of Transmittal is signed by the registered holder(s) of the shares of IBI Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of IBI Common Stock without alteration, enlargement or any other change whatsoever.

   If any of the shares of IBI Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered shares of IBI Common Stock are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the shares of IBI Common Stock listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless Limited Certificate(s) are to be issued, in the name of a person other than the registered holder(s), in which case, the stock certificate(s) evidencing the shares of IBI Common Stock tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of IBI Common Stock listed and tendered hereby, the certificate(s) representing such shares of IBI Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to The Limited of their authority so to act must be submitted.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the shares of IBI Common Stock are tendered: (i) by a registered holder of such shares of IBI Common Stock (which term, for purposes of this Letter of Transmittal, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of Limited Common Stock) who has not completed the box entitled "Special Issuance Instructions" (Box #3) of this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

4.  Special Issuance and Delivery Instructions

   Tendering holders should indicate in the box entitled "Special Issuance Instructions" (Box #3) or "Special Delivery Instructions" (Box #4), as applicable, the name and address to which Limited Certificate(s), a Fractional Share Check, if any, and/or substitute certificate(s) for shares of IBI Common Stock not tendered or any shares of IBI Common Stock not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance of Limited Certificates in a different name, the employer identification or social security number of the person named must also be indicated.

5. Participants in the Savings and Retirement Plan or the Stock Purchase Plan of Intimate Brands

   PARTICIPANTS IN THE SAVINGS AND RETIREMENT PLAN OR THE STOCK PURCHASE PLAN OF INTIMATE BRANDS MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF SHARES OF IBI COMMON STOCK, BUT MUST USE THE SEPARATE ELECTION FORM SENT TO THEM. THIS LETTER OF TRANSMITTAL HAS BEEN SENT TO SUCH PARTICIPANTS FOR INFORMATIONAL PURPOSES ONLY.

6.  Stock Transfer Taxes

   The Limited will cause IBI Holdings to pay all stock transfer taxes, if any, payable on the transfer to it of shares of IBI Common Stock and the transfer to tendering stockholders of shares of Limited Common Stock pursuant to the Offer. If, however, the exchange of shares is to be made to, or (in the circumstances permitted by the Offer) if shares of IBI Common Stock that are not tendered or not accepted for exchange are to be delivered to any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered owner or such other person), payable on account of the transfer to such person must be paid by the tendering stockholder unless evidence satisfactory to IBI Holdings of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing shares of IBI Common Stock listed in this Letter of Transmittal.

7.  Mutilated, Lost, Stolen or Destroyed IBI Common Stock Certificates

   If any certificate representing shares of IBI Common Stock has been mutilated, destroyed, lost or stolen, the stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate, (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion, and (iii) comply with such other reasonable requirements as the Exchange Agent may prescribe. Any holder whose stock certificate representing shares of IBI Common Stock has been mutilated, destroyed, lost or stolen should promptly contact the Exchange Agent at 1-800-251-4215 for further instructions.

8.  Questions and Requests for Assistance or Additional Copies

   Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Information Agent at the address indicated herein. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Managers.

9.  Important Tax Information; Substitute Form W-9

   Federal income tax law requires that a holder whose tendered shares of IBI Common Stock are accepted for exchange either must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below (in the case of a holder who is an individual, his or her TIN is his or her social security number), or else must provide an adequate basis for exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 30% of the cash proceeds received in lieu of fractional shares of Limited Common Stock resulting from the Offer if such amount equals or exceeds $20.

   Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   To prevent backup withholding, a tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the holder is a U.S. person, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (iii) the IRS has notified the holder that he or she is no longer subject to backup withholding. Foreign persons should not complete the Substitute Form W-9. Certain foreign holders may be exempt from backup withholding. In order to satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such holders must submit an IRS Form W-8 signed under penalty of perjury attesting to such exempt status. Such an IRS Form may be obtained from the Exchange Agent.

   If the certificate(s) representing shares of IBI Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report on the Substitute Form W-9. If you do not have a TIN, consult the enclosed guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 (Box #7), and complete the Certification of Awaiting Taxpayer Identification Number (Box #8) in order to avoid backup withholding. Notwithstanding that the box in
Part 2 of Box #7 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded.

   If backup withholding applies, the Exchange Agent is required to withhold 30% of any such cash payments made in lieu of fractional shares of Limited Common Stock to the stockholder or other payee if such amount equals or exceeds $20. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Holders of shares of IBI Common Stock who acquired their shares at different times may have different tax bases in their shares of IBI Common Stock, and should consult with their tax advisors as to the possibility of identifying the specific shares of IBI Common Stock surrendered in the Offer in order to establish the basis of the shares of Limited Common Stock issued in exchange for shares of IBI Common Stock surrendered.

THE FOLLOWING BOXES MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS (OTHER THAN
                               FOREIGN PERSONS)

                              (See Instruction 9)
                  PAYOR'S NAME: EquiServe TRUST COMPANY, N.A.

Box #7

SUBSTITUTE                                                                        Social security number
Form W-9                 Part 1--PLEASE PROVIDE YOURTIN                      or employer identification number
Department of the        IN THE BOX AT RIGHT
Treasury                 ANDCERTIFY BY                                               ------------------------
Internal Revenue Service SIGNING ANDDATING
                         BELOW.
Payor's Request for      ---------------------------------------------------------------------------------------------
Taxpayer Identification  Part 2--Awaiting TIN [_]
Number (TIN)             ----------------------------------------------------------------------------------------------
                         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, ICERTIFY THAT
                         (1) the number shown on this form is my correct
                         taxpayeridentification number (or I am waiting for a number to be issued to me), (2) Iam not subject to backup
                         withholding either because (a) I am exempt frombackup
                         withholding, (b) I have not been notified by the Internal
                         RevenueService that I am subject to backup withholding as a result of the failure toreport all interest or dividends or
                         (c) the Internal Revenue Service hasnotified me that I am no longer subject to backup withholding, and (3) I am aU.S.
                         person.
                         ----------------------------------------------------------------------------------------------

                         Signature __________________________________  Date __________________________________________
                         You must cross out item (2) above if you have been notified by the InternalRevenue Service that you are currently subject to backup withholdingbecause of underreporting interest or dividends on your tax return. However,if after being notified by the IRS that you were subject to backupwithholding, you received another notification from the IRS that you are
                         nolonger subject to backup withholding, do not cross out such item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

Box #8

  CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I provide a taxpayer identification number within sixty (60) days.

  Signature _____________________________________________ Date_______________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

----------------------------------------------------------------------------    -----------------------------------------------
                                                Give the                                                  Give the EMPLOYER
                                                SOCIAL SECURITY                                           IDENTIFICATION
For this type of account:                       number of--                     For this type of account: number of--
----------------------------------------------------------------------------    -----------------------------------------------
1.  An individual's                             The individual                  7. Corporate account         The corporation
       account
2.  Two or more                                 The actual owner of the         8. Religious, charitable,    The organization
        individuals (joint                      account or, if combined            or educational
        account)                                funds, the first individual        organization account
                                                on the account(1)
3.  Custodian account of                        The minor(2)                    9. Partnership account       The partnership
              a minor (Uniform                                                     held in the name of
              Gift to Minors Act)                                                  the business
4.  a. The usual revocable                      The grantor-trustee(1)          10. Association, club, or    The organization
       savings trust account                                                        other tax-exempt
       (grantor is also                                                             organization
       trustee)
   b. So-called trust                           The actual owner(1)             11. A broker or              The broker or nomi
   account that is not a                                                            registered nominee
   legal or valid trust
   under State law
5. Sole proprietorship                          The owner(3)                    12. Account with the         The public entity
   account                                                                          Department of
                                                                                    Agriculture in the
                                                                                    name of a public
                                                                                    entity (such as a
                                                                                    State or local
                                                                                    government, school
                                                                                    district, or prison)
                                                                                    that receives
                                                                                    agricultural program
                                                                                    payments
6. A valid trust, estate,                       The legal entity (Do not
   or pension trust                             furnish the identifying
                                                number of the personal
                                                representative or trustee
                                                unless the legal entity
                                                itself is not designated in
                                                the account title.)(4)
----------------------------------------------- --------------------        -   ------------------------- ---------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2
Obtaining a Number

   If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service.

   To complete Substitute Form W-9 if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

   Payees specifically exempted from backup withholding on ALL payments include the following:

  . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

  .  The United States or any agency or instrumentality thereof.

  . A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  . A foreign government or a political subdivision, agency or instrumentality thereof.

  .  An international organization or any agency or instrumentality thereof.

   Payees exempted from backup withholding on broker transactions include the following:

  .  A corporation.

  .  A financial institution.

  . A registered dealer in securities or commodities registered in the United States or a possession of the United States.

  .  A real estate investment trust.

  .  A common trust fund operated by a bank under section 584(a).

  . An entity registered at all times during the tax year under the Investment Company Act of 1940.

  .  A foreign central bank of issue.

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  .  Payments to nonresident aliens subject to withholding under section 1441.

  . Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

  . Payments of patronage dividends where the amount received is not paid in money.

  .  Payments made by certain foreign organizations.

  .  Payments made to a nominee.

   Payments of interest not generally subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  .  Payments described in section 6049(b)(5) to nonresident aliens.

  .  Payments on tax-free covenant bonds under section 1451.

  .  Payments made by certain foreign organizations.

  .  Payments made to a nominee.

   Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

   Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice

   Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

   (1) Penalty For Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) Civil Penalty For False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

   (3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                              New York, NY 10005

                         Call Collect: (212) 269-5550
                                      or
                        Call Toll-Free: (800) 628-8532

                    The Dealer Managers for the Offer are:

                GOLDMAN, SACHS & CO.         BANC OF AMERICA
                                             SECURITIES LLC
                   85 Broad Street         9 West 57th Street
                 New York, NY 10004        New York, NY 10019
                 Call Collect: (212)       Call Collect: (212)
                       902-1000                 933-2223
                Call Toll-Free: (800)     Call Toll-Free: (888)
                       323-5678                 521-4492